Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS THIRD QUARTER EARNINGS

Voice Revenues Grow 30% Year-Over-Year, Driven by VoIP Offering;

Operating Cash Flow of $34.9M

PLEASANTON, Calif. – October 19, 2005 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the third quarter ended September 30, 2005.

Third quarter 2005 consolidated net revenues were $144.4 million, compared to $140.8 million recorded for the third quarter of 2004. Non-GAAP net income in the third quarter of 2005 was $19.1 million, or 20 cents per diluted share. This compares to Non-GAAP net income of $19.0 million, or 19 cents per diluted share, for the third quarter of 2004. Non-GAAP financial measures exclude acquisition-related costs, purchased in-process research and development costs, amortization of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the third quarter of 2005 was $17.1 million, or 18 cents per diluted share, compared to $11.0 million, or 11 cents per diluted share, for the same period last year.

For the nine months ended September 30, 2005, net revenues were $424.6 million, compared to $393.7 million for the first nine months of 2004. Non-GAAP net income for the period was $54.5 million, or 55 cents per diluted share, compared to $48.9 million, or 48 cents per diluted share for the first nine months of 2004. GAAP net income for the nine months ended September 30, 2005 was $53.5 million, or 54 cents per diluted share, compared to GAAP net income of $27.2 million, or 27 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective Non-GAAP figures, for the three and nine months ended September 30, 2005 and 2004, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the third quarter of 2005 were comprised of 52 percent video communications, or $75.6 million; 22 percent network systems, or $31.5 million; and 26 percent voice communications, or $37.3 million. This compares to the third quarter of 2004, in which consolidated net revenues were comprised of 53 percent video communications, or $74.4 million; 27 percent network systems, or $37.7 million; and 20 percent voice communications, or $28.7 million.

“Voice over IP continues to be the number one driver of Polycom and the collaborative communications space,” said Robert Hagerty, president and CEO. “As a result, our voice business grew 30% over Q3 of last year—driven by both our desktop and conferencing VoIP products. In fact, Polycom is uniquely differentiated in our ability to offer a VoIP solution that can be expanded to a full-line collaborative communications solution that encompasses video and web collaboration applications and network infrastructure. We believe this differentiation was a key component of driving bookings to a new record in Q3. With some of the business being booked in the latter weeks of the quarter, this resulted in a record backlog as well, positioning us well for a strong revenue start in Q4.”

Hagerty continued, “We are pleased that, net of the backlog increase, our video leadership in Q3 was strong with Polycom shipping 65% more group video systems than our nearest competitor. As recognition of our leadership in serving the customer community, we were honored to receive Frost & Sullivan’s 2005 Market Leadership Award in Video Conferencing in the third quarter. This again validates Polycom’s significant lead in the video communications space in technological innovation, customer ease-of-use, and product integration.”

“Driven by our solid profitability and strong balance sheet, Polycom generated nearly $35 million of positive operating cash flow in Q3,” said Michael Kourey, senior vice president, finance and administration, and CFO. “Including this positive cash flow of $34.9 million and net of increased repurchases of approximately $49 million in Polycom stock in the period, our cash and investments balance at the end of the third quarter was $506.6 million. In addition to these excellent cash results, Polycom’s bookings caused backlog to jump by $9.5M, or 39.8%, and deferred revenues increased by another $5.4M.”

About Polycom

Polycom, Inc. is the worldwide leader in unified collaborative communications (UCC) that maximize the efficiency and productivity of people and organizations by integrating the broadest array of video, voice, data and Web solutions to deliver the ultimate communications experience. Polycom’s high quality, standards-based conferencing and collaboration solutions are easy to deploy and manage, as well as intuitive to use. Supported by an open architecture, they integrate seamlessly with leading telephony and presence-based networks. With its market driving technologies, best-in-class products, alliance partnerships, and world-class service, Polycom is the smart choice for organizations seeking proven solutions and a competitive advantage in real-time communications and collaboration. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, future demand for our products, and the future performance of the Company, including statements regarding the continuing role of voice over IP as the primary driver for Polycom and the converged communications space, the impact of Q3 backlog in positioning Polycom well for a strong revenue start in Q4, and Polycom’s leadership position in the video conferencing space. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition for our customers and products, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, such as voice and video over IP products, and changing market demands, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, challenges associated with integrating acquired companies, changes in key personnel, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since October 10, 2005, Polycom will hold a conference call today, October 19, 2005, at 5:00 p.m. ET/2:00 p.m. PT to discuss its third quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 888-391-0071; and for callers outside of the US and Canada, by calling 212-676-5362, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21263901. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom and the Polycom logo are registered trademarks in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2005, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D costs, Amortization of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments,

Income tax effect of preceding adjustments, Income (loss) from discontinued operations and

Gain from sale of discontinued operations, net of taxes

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Revenues:
Product revenues	$126,204	$125,915	$374,119	$352,548
Service revenues	18,200	14,853	50,488	41,194

Total revenues	144,404	140,768	424,607	393,742

Cost of revenues:
Cost of product revenues	44,660	43,010	129,628	117,978
Cost of service revenues	9,737	9,091	29,428	27,487

Total cost of revenues	54,397	52,101	159,056	145,465

Gross profit	90,007	88,667	265,551	248,277

Operating expenses:
Sales and marketing	35,361	30,822	105,588	89,560
Research and development	23,262	23,751	67,719	69,494
General and administrative	8,769	9,826	27,137	26,663

Total operating expenses	67,392	64,399	200,444	185,717

Operating income	22,615	24,268	65,107	62,560

Interest income, net	3,604	1,804	9,502	4,996
Other income (expense), net	(109)	(71)	23	(568)

Income before provision for income taxes	26,110	26,001	74,632	66,988
Provision for income taxes	7,050	7,020	20,151	18,087

Non-GAAP net income	$19,060	$18,981	$54,481	$48,901

Basic net income per share	$0.20	$0.19	$0.56	$0.49

Diluted net income per share	$0.20	$0.19	$0.55	$0.48

Weighted average shares outstanding for basic net income per share	95,681	98,950	97,202	99,553

Weighted average shares outstanding for diluted net income per share	97,018	101,353	98,557	102,057

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Revenues:
Product revenues	$126,204	$125,915	$374,119	$352,548
Service revenues	18,200	14,853	50,488	41,194

Total revenues	144,404	140,768	424,607	393,742

Cost of revenues:
Cost of product revenues	44,660	43,010	129,628	117,978
Cost of service revenues	9,737	9,091	29,428	27,487

Total cost of revenues	54,397	52,101	159,056	145,465

Gross profit	90,007	88,667	265,551	248,277

Operating expenses:
Sales and marketing	35,361	30,822	105,588	89,560
Research and development	23,262	23,751	67,719	69,494
General and administrative	8,769	9,826	27,137	26,663
Acquisition-related costs	193	147	321	1,328
Purchased in-process research and development	300	—	300	4,600
Amortization of purchased intangibles	1,683	5,717	5,205	17,797
Restructuring costs	650	262	640	262
Litigation reserves and payments	—	5,045	(93)	5,045

Total operating expenses	70,218	75,570	206,817	214,749

Operating income	19,789	13,097	58,734	33,528

Interest income, net	3,604	1,804	9,502	4,996
Gain (loss) on strategic investments	(2)	(19)	4,508	(16)
Other income (expense), net	(109)	(71)	23	(568)

Income from continuing operations before provision for income taxes	23,282	14,811	72,767	37,940
Provision for income taxes	6,344	3,978	19,671	11,388

Income from continuing operations	16,938	10,833	53,096	26,552

Income from discontinued operations, net of taxes	—	—	—	296
Gain from sale of discontinued operations, net of taxes	152	143	384	362

Net income	$17,090	$10,976	$53,480	$27,210

Basic net income per share:
Income per share from continuing operations	$0.18	$0.11	$0.55	$0.27
Income per share from discontinued operations, net	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—

Basic net income per share	$0.18	$0.11	$0.55	$0.27

Diluted net income per share:
Income per share from continuing operations	$0.18	$0.11	$0.54	$0.27
Income per share from discontinued operations, net	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—

Diluted net income per share	$0.18	$0.11	$0.54	$0.27

Weighted average shares outstanding for basic net income per share	95,681	98,950	97,202	99,553

Weighted average shares outstanding for diluted net income per share	97,018	101,353	98,557	102,057

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2005			September 30, 2005
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$126,204	$—	$126,204	$374,119	$—	$374,119
Service revenues	18,200	—	18,200	50,488	—	50,488

Total revenues	144,404	—	144,404	424,607	—	424,607

Cost of revenues:
Cost of product revenues	44,660	—	44,660	129,628	—	129,628
Cost of service revenues	9,737	—	9,737	29,428	—	29,428

Total cost of revenues	54,397	—	54,397	159,056	—	159,056

Gross profit	90,007	—	90,007	265,551	—	265,551

Operating expenses:
Sales and marketing	35,361	—	35,361	105,588	—	105,588
Research and development	23,262	—	23,262	67,719	—	67,719
General and administrative	8,769	—	8,769	27,137	—	27,137
Acquisition-related costs	193	193	—	321	321	—
Purchased in-process research and development	300	300	—	300	300	—
Amortization of purchased intangibles	1,683	1,683	—	5,205	5,205	—
Restructuring costs	650	650	—	640	640	—
Litigation reserves and payments	—	—	—	(93)	(93)	—

Total operating expenses	70,218	2,826	67,392	206,817	6,373	200,444

Operating income	19,789	(2,826)	22,615	58,734	(6,373)	65,107

Interest income, net	3,604	—	3,604	9,502	—	9,502
Gain (loss) on strategic investments	(2)	(2)	—	4,508	4,508	—
Other income, net	(109)	—	(109)	23	—	23

Income from continuing operations before provision for income taxes	23,282	(2,828)	26,110	72,767	(1,865)	74,632
Provision for income taxes	6,344	(706)	7,050	19,671	(480)	20,151

Income from continuing operations	16,938	(2,122)	19,060	53,096	(1,385)	54,481

Income from discontinued operations, net of taxes	—	—	—	—	—	—
Gain from sale of discontinued operations, net of taxes	152	152	—	384	384	—

Net income	$17,090	$(1,970)	$19,060	$53,480	$(1,001)	$54,481

Basic net income per share:
Income per share from continuing operations	$0.18	$(0.02)	$0.20	$0.55	$(0.01)	$0.56
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.18	$(0.02)	$0.20	$0.55	$(0.01)	$0.56

Diluted net income per share:
Income per share from continuing operations	$0.18	$(0.02)	$0.20	$0.54	$(0.01)	$0.55
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.18	$(0.02)	$0.20	$0.54	$(0.01)	$0.55

Weighted average shares outstanding for basic net income per share	95,681		95,681	97,202		97,202

Weighted average shares outstanding for diluted net income per share	97,018		97,018	98,557		98,557

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2004			September 30, 2004
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$125,915	$—	$125,915	$352,548	$—	$352,548
Service revenues	14,853	—	14,853	41,194	—	41,194

Total revenues	140,768	—	140,768	393,742	—	393,742

Cost of revenues:
Cost of product revenues	43,010	—	43,010	117,978	—	117,978
Cost of service revenues	9,091	—	9,091	27,487	—	27,487

Total cost of revenues	52,101	—	52,101	145,465	—	145,465

Gross profit	88,667	—	88,667	248,277	—	248,277

Operating expenses:
Sales and marketing	30,822	—	30,822	89,560	—	89,560
Research and development	23,751	—	23,751	69,494	—	69,494
General and administrative	9,826	—	9,826	26,663	—	26,663
Acquisition-related costs	147	147	—	1,328	1,328	—
Purchased in-process research and development	—	—	—	4,600	4,600	—
Amortization of purchased intangibles	5,717	5,717	—	17,797	17,797	—
Restructuring costs	262	262	—	262	262	—
Litigation reserves and payments	5,045	5,045	—	5,045	5,045	—

Total operating expenses	75,570	11,171	64,399	214,749	29,032	185,717

Operating income	13,097	(11,171)	24,268	33,528	(29,032)	62,560

Interest income, net	1,804	—	1,804	4,996	—	4,996
Gain (loss) on strategic investments	(19)	(19)	—	(16)	(16)	—
Other expense, net	(71)	—	(71)	(568)	—	(568)

Income from continuing operations before provision for income taxes	14,811	(11,190)	26,001	37,940	(29,048)	66,988
Provision for income taxes	3,978	(3,042)	7,020	11,388	(6,699)	18,087

Income from continuing operations	10,833	(8,148)	18,981	26,552	(22,349)	48,901

Income from discontinued operations, net of taxes	—	—	—	296	296	—
Gain from sale of discontinued operations, net of taxes	143	143	—	362	362	—

Net income	$10,976	$(8,005)	$18,981	$27,210	$(21,691)	$48,901

Basic net income per share:
Income per share from continuing operations	$0.11	$(0.08)	$0.19	$0.27	$(0.22)	$0.49
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.11	$(0.08)	$0.19	$0.27	$(0.22)	$0.49

Diluted net income per share:
Income per share from continuing operations	$0.11	$(0.08)	$0.19	$0.27	$(0.21)	$0.48
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.11	$(0.08)	$0.19	$0.27	$(0.21)	$0.48

Weighted average shares outstanding for basic net income per share	98,950		98,950	99,553		99,553

Weighted average shares outstanding for diluted net income per share	101,353		101,353	102,057		102,057

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2005	December 31, 2004
ASSETS
Current assets
Cash and cash equivalents	$175,992	$96,331
Short-term investments	76,515	118,009
Trade receivables, net	71,605	62,535
Inventories	38,503	27,804
Deferred taxes	20,752	20,879
Prepaid expenses and other current assets	14,165	19,898

Total current assets	397,532	345,456

Property and equipment, net	36,126	37,544
Long-term investments	254,122	320,907
Goodwill	359,016	352,572
Purchased intangibles, net	23,910	26,915
Deferred taxes	48,691	49,060
Other assets	20,920	22,187

Total assets	$1,140,317	$1,154,641

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$38,967	$45,682
Accrued payroll and related liabilities	14,374	18,852
Taxes payable	69,899	52,665
Deferred revenue	36,675	26,889
Other accrued liabilities	30,756	30,065

Total current liabilities	190,671	174,153

Long-term deferred revenue	9,980	5,238
Other long-term liabilities	10,008	10,636

Total liabilities	210,659	190,027

Stockholders’ equity	929,658	964,614

Total liabilities and stockholders’ equity	$1,140,317	$1,154,641

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2005	September 30, 2004
Cash flows from operating activities:
Net income	$53,480	$27,210
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(384)	(362)
Depreciation and amortization	15,432	14,706
Amortization of purchased intangibles	5,205	17,797
Provision for (benefit from) doubtful accounts	—	(210)
Provision for (benefit from) excess and obsolete inventories	(803)	(207)
Tax benefit from exercise of stock options	—	3,136
(Gain) loss on strategic investments	(4,508)	16
Amortization of unearned stock-based compensation	35	165
Purchase of in-process research and development	300	4,600
Loss on disposals of property and equipment	92	63

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(8,624)	(7,168)
Inventories	(8,939)	5,438
Prepaid expenses and other assets	5,925	4,240
Accounts payable	(7,706)	1,888
Taxes payable	17,014	3,857
Other accrued liabilities	9,320	3,930

Net cash provided by operating activities	75,839	79,099

Cash flows from investing activities:
Purchase of property and equipment	(12,425)	(13,530)
Purchases of investments	(288,596)	(349,109)
Proceeds from sale and maturity of investments	401,374	457,986
Proceeds from sale of discontinued operations	604	570
Net cash paid in purchase acquisitions	(8,648)	(95,019)

Net cash provided by investing activities	92,309	898

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	10,480	12,956
Repurchase of common stock	(98,967)	(47,462)

Net cash used in financing activities	(88,487)	(34,506)

Net increase in cash and cash equivalents	79,661	45,491
Cash and cash equivalents, beginning of period	96,331	154,312

Cash and cash equivalents, end of period	$175,992	$199,803